UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-13 Mortgage Pass-Through Certificates, Series 2003-13)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-20              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-13 Mortgage Pass-Through Certificates, Series 2003-13 pursuant to the terms of the Trust Agreement, dated as of November 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. as Servicer and JPMorgan Bank, as Trustee.

     On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-13
Mortgage Pass-Through Certificates, Series 2003-13
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: January 7, 2004        By: /s  Mary R. Fonti
                                  --------------------------------------------
                                     Mary R. Fonti
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003


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

                                           GSR MORTGAGE LOAN TRUST 2003-13
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                 December 26, 2003


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       726,024,000.00    726,024,000.00    4,182,037.29    2,740,928.24    6,922,965.53    0.00          0.00  721,841,962.71
IA2        19,086,000.00     19,086,000.00      109,939.02       72,054.58      181,993.60    0.00          0.00   18,976,060.98
B1         10,688,000.00     10,688,000.00       13,493.64       40,349.96       53,843.60    0.00          0.00   10,674,506.36
B2          2,672,000.00      2,672,000.00        3,373.41       10,087.49       13,460.90    0.00          0.00    2,668,626.59
B3          2,290,000.00      2,290,000.00        2,891.13        8,645.34       11,536.47    0.00          0.00    2,287,108.87
B4            763,000.00        763,000.00          963.29        2,880.52        3,843.81    0.00          0.00      762,036.71
B5            763,000.00        763,000.00          963.29        2,880.52        3,843.81    0.00          0.00      762,036.71
B6          1,146,504.00      1,146,504.00        1,447.47        4,328.35        5,775.82    0.00          0.00    1,145,056.53
R                 100.00            100.00          100.00            0.38          100.38    0.00          0.00            0.00

TOTALS    763,432,604.00    763,432,604.00    4,315,208.54    2,882,155.38    7,197,363.92    0.00          0.00  759,117,395.46
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       36228FYY6  1,000.00000000       5.76019152     3.77525845      9.53544997    994.23980848     IA1        4.530310 %
IA2       36228FYZ3  1,000.00000000       5.76019176     3.77525830      9.53545007    994.23980824     IA2        4.530310 %
B1        36228FZA7  1,000.00000000       1.26250374     3.77525823      5.03776198    998.73749626     B1         4.530310 %
B2        36228FZB5  1,000.00000000       1.26250374     3.77525823      5.03776198    998.73749626     B2         4.530310 %
B3        36228FZC3  1,000.00000000       1.26250218     3.77525764      5.03775983    998.73749782     B3         4.530310 %
B4        36228FZE9  1,000.00000000       1.26250328     3.77525557      5.03775885    998.73749672     B4         4.530310 %
B5        36228FZF6  1,000.00000000       1.26250328     3.77525557      5.03775885    998.73749672     B5         4.530310 %
B6        36228FZG4  1,000.00000000       1.26250759     3.77525940      5.03776699    998.73749241     B6         4.530310 %
R         36228FZD1  1,000.00000000   1,000.00000000     3.80000000  1,003.80000000      0.00000000     R          4.530310 %
TOTALS               1,000.00000000       5.65237654    3.77525844       9.42763498    994.34762346
---------------------------------------------------------------------------------------------------    ---------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                     759,117,396.20

Sec. 4.01(c)    Available Distribution                                                                              7,197,363.92
                                        Principal Distribution Amount                                                 963,831.64
                                        Principal Prepayment Amount                                                 3,351,376.91

Sec. 4.01(e)    Prepayments By Group
                                        Group 1 Prepayments                                                         3,351,376.91

Sec. 4.01(f)    Interest Payment
                                        Class 1A1
                                                              Accrued and Paid for Current Month                    2,740,928.24
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class 1A2
                                                              Accrued and Paid for Current Month                       72,054.58
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                       40,349.96
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                       10,087.49
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                        8,645.34
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                        2,880.52
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                        2,880.52
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                        4,328.35
                                                              Accrued and Paid from Prior Months                            0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                             238,572.67
                                        Trustee Fee Paid                                                                1,590.48

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                               1,431
                                        Balance of Outstanding Mortgage Loans                                     759,117,396.20

Sec. 4.01(l)                       Number and Balance of Delinquent Loans

                                    Group 1
                                                                              Principal
                                    Period                Number                Balance              Percentage
                                   0-29 days                   1,431           759,117,396.20                100.00 %
                                   30-59 days                      0                     0.00                  0.00 %
                                   60-89 days                      0                     0.00                  0.00 %
                                   90-119 days                     0                     0.00                  0.00 %
                                   120+ days                       0                     0.00                  0.00 %
                                    Total                      1,431           759,117,396.20                100.00 %
                                    Group Totals
                                                                              Principal
                                    Period                Number                Balance              Percentage
                                   0-29 days                   1,431           759,117,396.20                100.00 %
                                   30-59 days                      0                     0.00                  0.00 %
                                   60-89 days                      0                     0.00                  0.00 %
                                   90-119 days                     0                     0.00                  0.00 %
                                   120+days                        0                     0.00                  0.00 %
                                    Total                      1,431           759,117,396.20                100.00 %


Sec. 4.01(l)                       Number and Balance of REO Loans
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %

Sec. 4.01(l)                       Number and Balance of Loans in Bankruptcy
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
Sec. 4.01(m)                       Number and Balance of Loans in Foreclosure
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                  963,831.64
                                                              Payoffs                                            2,914,902.99
                                                              Prepayments                                          436,473.92
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Realized Losses                                            0.00
                                                              Realized Losses Group 1                                    0.00
                                                              Realized Gains                                             0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                   0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class 1A1                                                  0.00
                                                              Class 1A2                                                  0.00
                                                              Class B1                                                   0.00
                                                              Class B2                                                   0.00
                                                              Class B3                                                   0.00
                                                              Class B4                                                   0.00
                                                              Class B5                                                   0.00
                                                              Class B6                                                   0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                         97.600000 %
                                        Senior Prepayment Percentage                                             100.000000 %
                                        Subordinate Percentage                                                     2.400000 %
                                        Subordinate Prepayment Percentage                                          0.000000 %

Aggregate
                                        Beginning Balance                                                      763,432,604.71
                                        Ending Balance                                                         759,117,396.20
                                        Net Wac                                                                       4.53031
                                        Weighted Average Maturity                                                      354.62
Groups
                                        Net Wac Group 1                                                               4.53031

                                        Wam Group 1                                                                    354.62

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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